                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. _____)

[ ]  Filed by the Registrant
[x] Filed by a Party other than the Registrant

Check the appropriate box:

[x]  Preliminary Proxy Statement            [ ] Confidential, For Use of the Commission
                                            Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      IDM PARTICIPATING INCOME COMPANY - II

                (Name Of Registrant As Specified In Its Charter)

                 IDM PIC II INVESTORS COMMITTEE, RICHARD MEEHAN,
              WESLEY GROOM, JACK STELLATO AND NEWPIC GP CORPORATION

    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

 [x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement no.:

         (3)      Filing Party:

         (4)      Date Filed:

                               PRELIMINARY COPIES

         CONSENT AND PROXY STATEMENT OF IDM PIC II INVESTORS COMMITTEE,
                   RICHARD MEEHAN, WESLEY GROOM, JACK STELLATO
                            AND NEWPIC GP CORPORATION

                                ----------------

           SOLICITATION OF CONSENTS AND PROXIES OF LIMITED PARTNERS OF
                      IDM PARTICIPATING INCOME COMPANY - II
           TO EXPEL AND REMOVE THE CURRENT GENERAL PARTNER AND REPLACE
             THE CURRENT GENERAL PARTNER WITH NEWPIC GP CORPORATION
                                ----------------

        THE CONSENT AND PROXY SOLICITATIONS ARE BEING MADE BY THE IDM PIC II INVESTORS COMMITTEE, ITS MEMBERS AND NEWPIC GP CORPORATION, AND NOT BY THE PARTNERSHIP OR THE CURRENT GENERAL PARTNER. CONSENTS AND PROXIES SHOULD BE ADDRESSED AND DELIVERED TO IDM PIC II INVESTORS COMMITTEE, NOT TO THE PARTNERSHIP.

        This Consent and Proxy Statement, together with the enclosed form of consent/proxy (Appendix A), are first being mailed or distributed to limited partners of the Partnership on or about [June] __, 2000. The consents and proxies are solicited upon the terms and conditions of this Consent and Proxy Statement and the accompanying form of consent/proxy.

                                ----------------

To The Limited Partners of
IDM Participating Income Company - II:

        This Consent and Proxy Statement is being furnished to the limited partners of IDM Participating Income Company - II, a California limited partnership (the "Partnership"), by the IDM Pic II Investors Committee, an unincorporated association and the members thereof (Richard Meehan, Wesley Groom, and Jack Stellato), and NewPic GP Corporation, a California corporation ("NewPic"). IDM Pic II Investors Committee and the members thereof are hereinafter referred to collectively as the "Committee". The Committee and NewPic are soliciting consents to expel and remove the Partnership's current general partner, IDM Participating Income General Partners' Co.- II (the "Current General Partner"), and to elect and admit the Committee's nominee, NewPic (the "Committee's Nominee") as general partner to replace the Current General Partner. The proposal for expulsion and removal of the Current General Partner and its replacement by NewPic are referred to as the "Committee's Proposals". The Committee and NewPic also furnish this Consent and Proxy Statement to solicit proxies for a meeting of limited partners which may occur if the Current General Partner or the requisite number of limited partners call such a meeting to discuss or vote upon the Committee's

Proposals after this Consent and Proxy Statement is mailed to limited partners, and at any adjournment(s) or postponement(s) thereof (the "Special Meeting").

                THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT PASSED UPON THE ACCURACY AND ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

HOW TO VOTE

        REASONS TO VOTE. The Committee believes it is advisable to expel and remove the Partnership's Current General Partner and replace it with the Committee's Nominee, to try to revitalize the Partnership and steer it toward a more successful future. The Committee is dissatisfied with the Partnership's financial performance and the absence of recent distributions to limited partners. See "BACKGROUND OF AND REASONS FOR THE SOLICITATION" below.

        CONSENT SOLICITATION. The Committee is hereby soliciting the consent of the Partnership's limited partners to expel and remove the Current General Partner and to replace it with the Committee's Nominee, all without a meeting of limited partners (the "Consent Solicitation"). If, after reading this Consent and Proxy Statement, you want to join the Committee in its goal to try to revitalize the Partnership and maximize limited partner value:

        MARK THE ENCLOSED FORM OF CONSENT/PROXY TO INDICATE YOUR CONSENT TO EXPEL AND REMOVE THE CURRENT GENERAL PARTNER AND YOUR CONSENT TO ELECT AND ADMIT THE COMMITTEE'S NOMINEE TO REPLACE THE CURRENT GENERAL PARTNER. SIGN, DATE, AND RETURN THE ENCLOSED FORM OF CONSENT/PROXY IN THE ENCLOSED ENVELOPE (NO POSTAGE NECESSARY) AS SOON AS POSSIBLE.

For further information concerning the Consent Solicitation, see "CONSENT SOLICITATION" and "CONSENT AND PROXY PROCEDURES" below.

        PROXY SOLICITATION. The Committee also is hereby soliciting proxies (the "Proxy Solicitation") for use at any meeting of partners which may be held to discuss or vote upon the Committee's Proposals. The Committee believes the Proxy Solicitation is advisable at this time in order to avoid the requirement of a separate proxy solicitation if the Current General Partner or the requisite number of limited partners calls a meeting to discuss or vote upon such matters. See "PROXY SOLICITATION--Need for Simultaneous Proxy Solicitation" below. If you want to join the Committee in its goal to try to revitalize the Partnership and maximize limited partner value:

        MARK THE ENCLOSED FORM OF CONSENT/PROXY TO INDICATE YOUR VOTE FOR EACH OF THE COMMITTEE'S PROPOSALS. SIGN, DATE, AND RETURN ENCLOSED FORM OF CONSENT/PROXY IN THE ENCLOSED ENVELOPE (NO POSTAGE NECESSARY) AS SOON AS POSSIBLE.

For more information on the Proxy Solicitation, see "PROXY SOLICITATION" and "CONSENT AND PROXY PROCEDURES" below.

        YOUR VOTE, BY THE FORM OF CONSENT/PROXY, IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. If you have any questions or require any assistance with this solicitation, please contact the Committee at: IDM Pic II Investors Committee, P.O. Box 32272, Long Beach, California 90831-2272, Attn: Richard Meehan; tel. (562) 590-1390.

                 BACKGROUND OF AND REASONS FOR THE SOLICITATION

BACKGROUND OF SOLICITATION

        The information contained in this section is based on documents and reports publicly filed by the Partnership with the Commission, including the Partnership's Form 10-K. Although the Committee and NewPic have no information that any statements contained in this section are untrue, they have not independently investigated the accuracy of the statements, take no responsibility for the accuracy, inaccuracy, completeness, or incompleteness of any of the information contained in this section or for the failure by the Partnership to disclose events that may have occurred and may affect the significance or accuracy of any such information.

        PARTNERSHIP HISTORY, STRUCTURE, AND STATUS. The Partnership was formed in 1986 pursuant to an Agreement of Limited Partnership dated August 21, 1986 (the "Partnership Agreement") as a California limited partnership, to make participating loans to affiliates of the Current General Partner and to other parties. The Partnership has no directors or officers. The Current General Partner is IDM Participating Income General Partners Co. II, a California limited partnership. The Current General Partner has no officer or directors. The general partner of the Current General Partner is IDM Participating Income Corporation, a California corporation, which is a wholly owned subsidiary of IDM Corporation, a California corporation. The executive officers and directors of IDM Participating Income Corporation are: Morris S. Cohen (age 62), Director; and William J. Carden (age 55), Director. The Committee also is informed and believes that IDM Participating Income Corporation is currently controlled by William J. Carden and Dawson Davenport, and was formerly controlled by William
J. Carden, Dawson Davenport, and Steven Speier. The Partnership has no subsidiaries.

        There is no ownership of Units by management and no person owns more than 10% of the outstanding Units of the Partnership. There are no pending legal proceedings to which the Partnership is a party or to which it or any of its property is the subject. Except as otherwise described in this Consent and Proxy Statement, neither the Committee nor NewPic knows of any arrangement, the operation of which may at a subsequent date result in a change of control of the Partnership, or of any change of control that has occurred since the Partnership's last fiscal year.

        FORMATION OF THE COMMITTEE. Richard Meehan, Wesley Groom, and Jack Stellato were dissatisfied with the financial performance of the Partnership and did not believe the policies of the Current General Partner were directed towards maximizing limited partner value (see "-- Reasons for Solicitation" directly below). They decided to form the Committee, and with NewPic (which they formed), to solicit the written consent of the Partnership's limited partners to expel and remove the Current General Partner and to replace it with the Committee's Nominee. See "THE COMMITTEE'S NOMINEE" below. As part of the Committee's strategy to ensure the will of the limited partners can be effected without unnecessary cost or delay even if a Special Meeting is called to discuss or vote upon the Committee's Proposals, it has also decided to conduct the Proxy Solicitation. See "PROXY SOLICITATION--Need for Simultaneous Proxy Solicitation" below.

REASONS FOR SOLICITATION

        The Committee seeks to expel and remove the Current General Partner because it is dissatisfied with the Partnership's financial performance and the absence of recent distributions to limited partners.

        The Committee expects that a replacement general partner unaffiliated with the Current General Partner but which is affiliated with some of the limited partners will more vigorously look out for the interests of the limited partners, and would have no reason not to aggressively investigate and then pursue any meritorious claim for any previous wrongful acts or omissions related to management of the Partnership that may be discovered during such investigation. The Committee believes that removing the Current General Partner and electing and admitting the Committee's Nominee as the general partner will provide the limited partners with better potential to maximize the potential cash returns to the limited partners in the future.

                                  THE COMMITTEE

        Richard Meehan, Wesley Groom, and Jack Stellato are sole members of the IDM Pic II Investors Committee. The Committee is a an unincorporated association formed in 1998 by these three persons with a goal to protect and serve the interests of the limited partners in the Partnership. It has met with limited partners to share information, raise funds, hire legal counsel, and conduct an investigation into the affairs of the Partnership, its Current General Partner, and related activities of their principals and affiliates. Except as set forth in this Consent and Proxy Statement, no member of the Committee holds or has held any position or office with the Partnership or has any other interest in respect of the Consent Solicitation.

        The Committee intends to solicit consents and proxies directly from certain limited partners after the distribution of this Consent and Proxy Statement. Except as set forth herein, the Committee will earn no profits, commissions, or other fees from the Partnership or otherwise, if the limited partners approve the Committee's proposals to (i) expel and remove the Current General Partner and (ii) elect and admit the Committee's Nominee to replace the Current General Partner. NewPic's officers and directors have not received and do not intend to receive any salary, before or after the proposed expulsion and removal of the Current General Partner, although they may be reimbursed for out-of-pocket expenses. If NewPic is elected and admitted to replace the Current General Partner, then NewPic will be entitled to the profits, losses, and distributions which are provided for the general partner under the Partnership Agreement (see Interest of NewPic as Replacement Successor General Partner in Partnership).

        The members of the Committee and their fellow NewPic Director William Yetter (see table in "THE COMMITTEE'S NOMINEE" below) own an aggregate of 4,348.86 Units, or about 2.17% of the outstanding Units, as of the Consent Record Date; each has caused to be executed on his behalf consents for the Committee's proposals. NewPic owns no outstanding Units. The Partnership has no other class of voting securities.

        The following persons have contributed more than $500 to the Committee to be used to further its goals and therefore may be considered "Participants" in this solicitation: Virginia M. Carr ($727.00), Vincent Desciose, Jr. ($1,202.00), Wesley Groom ($2,633.00), Judith A. Hindes ($1,143.00), Durwood &
Mildred Knight ($500.00), Nancy Livacich Lamonk ($513.00), William J. McManus ($1,241.00), Richard and Patricia Meehan ($856.00), Richard D. Newcomer ($594.00), Russell and Noreen Patterson ($513.00), Donald and Marjorie Ring ($2,353.00), Betty J. Tanner ($1,044.00), Leonard and Martha Webster ($642.00), Verne and Katherine Wuertz ($857.00). All such persons are limited partners of the Partnership.

        Additional information on each member of the Committee is set forth in the table in "THE COMMITTEE'S NOMINEE" located in the next section.

                             THE COMMITTEE'S NOMINEE

        The Committee's Nominee to replace the Current General Partner is NewPic GP Corporation, a California corporation. NewPic was formed on October 27, 1999. The members of the Committee hold a controlling interest in NewPic. At the present time, NewPic does not actively engage in any business; it was formed for the sole purpose of becoming the general partner of the Partnership. The initial paid in capital of NewPic consisted of $1,000. The shareholders of NewPic are Richard Meehan, Wesley Groom, Jack Stellato and William Yetter. Each shareholder owns a 25% interest in NewPic, and each is also a director of NewPic. All are limited partners of the Partnership. NewPic's involvement in this solicitation relates to it being the proposed replacement general partner for the Current General Partner.

        Except as set forth herein, the principals of NewPic will not receive any compensation for services rendered to NewPic or the Partnership. At this time, NewPic has been provided with free use of office space and facilities by the World Trade Center, Long Beach, at Suite 198, One World Trade Center, Long Beach, California 90831. NewPic's mailing address is P.O. Box 32272, Long Beach, CA 90831-2272. Its telephone number is (562) 590-1390. This same address and telephone number are shared by the Committee. The following table sets forth certain information on NewPic's principals.



---------------------------------------------------------------------------------------------------------------
                                                                                                      LIMITED
                                                                                                    PARTNERSHIP
                                                                                      NEWPIC           UNITS
NAME                            BACKGROUND INFORMATION                               POSITION          OWNED
---------------------------------------------------------------------------------------------------------------
Richard Meehan       Age 65.  For the last five years he has practiced               President         1,000
21350 Hawthorne      as a dentist specializing in endontics.  Owns 5                 Director
Blvd. #156,          apartment buildings (76 units) and 1 commercial
Torrance, CA         building (2 tenants).  Investor in numerous IDM
90503                partnerships.  Member of IDM Bankruptcy
                     Unsecured Creditors Committee.  Active in
                     IDM/Meadowood Village investors group that
                     obtained favorable settlement for investors.
---------------------------------------------------------------------------------------------------------------
Wesley Groom         Age 65.  Retired since 1996.  Prior to 1996 he                  Secretary      3,077.86
17 Palmera,          was an insurance claims adjuster - 28 years with                Director
Rancho Santa         Allstate Insurance & 5 years with independent
Margarita, CA        adjusting firm.
92688
---------------------------------------------------------------------------------------------------------------
Jack Stellato        Age 72.  For the last five years he has been a                  Treasurer        152.27
101 Quincy           retired real estate investor.  From 1954-1970 he                Director
Avenue, Long         was involved in buying, selling and managing
Beach, CA, 90803     real estate (single family homes, large apartment
                     buildings, office buildings).  Purchased
                     numerous IDM investments from 1970-1991.
                     Former director of IDM Corp. 1980-1989.
---------------------------------------------------------------------------------------------------------------
William Yetter       Age 73.  During the last five years he has been                 Director         118.73
                     retired.  Aerospace Research Engineer 1951-
                     1984.  Investor in numerous real estate limited
                     partnerships.  Licensed representative for IDM
                     Securities 1984-1993.
---------------------------------------------------------------------------------------------------------------

        The Committee's Nominee has agreed to serve as a general partner of the Partnership, if the limited partners elect and admit it through the Consent Solicitation or the Proxy Solicitation. The Committee's Nominee, after being elected and admitted as the general partner of the Partnership, will remain general partner until terminated in accordance with applicable California law and the Partnership Agreement.

INTEREST OF NEWPIC AS THE REPLACEMENT GENERAL PARTNER

                Under Section 7.4 of the Partnership Agreement, cash from interest income of the Partnership, to the extent deemed available by the general partner for distribution, is to be distributed to the partners until they have received a cumulative return of 12% per annum on their adjusted capital interest and thereafter 15% to the general partner and 85% to the partners. Under Section 7.5 of the Partnership Agreement, other distributions, including participating profits, if any, are to be allocated first to the partners until there is a cumulative return of 12% per annum on the partners' adjusted capital interest, next among the partners in accordance with their adjusted capital interest until they have received an amount which reduces the aggregate capital interest of the partners to zero (return of 100% of their capital contributions) and thereafter 85% to the partners and 15% to the general partner. Under Section 6 of the Partnership Agreement, the Partnership is not required to reimburse the general partner for any expenses incurred in connection with the performance of services regarding the organization of the Partnership and the offering of units or for the cost of goods, materials and services furnished to the Partnership by the general partner or an affiliate. Under Section 5.4 of the Partnership Agreement, the general partner or an affiliate is entitled to receive a mortgage loan fee, property management fee, real estate commission, reimbursement of expenses or other fees from borrowers from the Partnership.

                Accordingly, NewPic as the replacement general partner will: (i) not be entitled to reimbursement of expenses for goods, materials or services furnished to the Partnership; (ii) have the right to receive a mortgage loan fee, property management fee, real estate commission, reimbursement of expenses or other fees from borrowers to the Partnership; and (iii) be entitled to receive the distributions and allocations that would otherwise be paid to a general partner under the aforesaid provisions of the Partnership Agreement. NewPic does not intend to collect any mortgage loan fees, property management fee or real estate commission or other fees from any future borrowers to the Partnership. Because members of the Committee own 75% of NewPic, the ability to receive a reimbursement of expenses from borrowers and the distributions to which a general partner is entitled, is an indirect benefit that they may obtain through NewPic from the Partnership in the future. At this time, the Committee is not able to estimate the value of these benefits. Given the current financial condition of the Partnership, the Committee believes that it is unlikely that distributions to the partners will exceed the level where distributions to the general partner under Section 7.4 and 7.5 of the Partnership Agreement will occur. Nothing herein, however, prohibits the Partnership from incurring expenses for accounting and other costs to comply with the terms and provisions of the Partnership Agreement.

                              CONSENT SOLICITATION

        Pursuant to Section 15637(i) of the California Corporations Code, any partnership action that may be taken at a meeting of limited partners may be taken without a meeting by written consent. For the reasons stated in "BACKGROUND OF AND REASONS FOR THE SOLICITATION" and to effect a change in the management of the Partnership at the earliest practicable time, the limited partners are being asked to approve by written consent the following actions (the "Proposals"), pursuant to the Partnership Agreement: (i) Expulsion and Removal of the Current General Partner; and (ii) Election and Admission of NewPic GP Corporation as General Partner. For information about the Committee's Nominee, see "THE COMMITTEE'S NOMINEE" below. For information about the proposals, see "COMMITTEE'S PROPOSALS" below. The Committee believes the Committee's Proposals are in the interest of all limited partners, and it strongly encourages all limited partners to approve the Proposals.

        If the Committee receives any executed consent/proxy for which a limited partner has (i) given no direction or (ii) given a direction for only one of the proposals, then the Committee it will deem that consent to be a consent to each proposal for which a contrary direction has not been given and will complete the consent/proxy accordingly. Your execution of the consent/proxy shall give the Committee the authority to act in accordance with the foregoing.

                               PROXY SOLICITATION

NEED FOR SIMULTANEOUS PROXY SOLICITATION

        The Committee is conducting the Proxy Solicitation at the same time as the Consent Solicitation, because it is uncertain whether the Current General Partner or a requisite amount of limited partners will request a meeting to discuss or vote on the Committee's Proposals and it wishes to avoid any delays or additional costs which may be incurred in soliciting proxies for such meeting. If a meeting is called, any action pursuant to the consents will be delayed pending the outcome of the meeting. No Special Meeting has been called and it is uncertain if one will be called. If the Special Meeting is not called, action will be taken as authorized by the consents which are received.

PROXY REQUIREMENTS

        Section 12.4A of the Partnership Agreement requires a verbatim statement of any proposed resolution provided to limited partners. Section 12.4B thereof provides that a limited partner shall be entitled to vote his partnership percentage (of Units) at a meeting, in person or by written proxy. Section 12.4B thereof further provides that (i) proxies may be solicited only in accordance with the provisions of Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) applicable California law shall govern the validity and use of proxies given by limited partners.

                              COMMITTEE'S PROPOSALS

        PROPOSAL 1 - EXPULSION AND REMOVAL OF CURRENT GENERAL PARTNER. For the reasons set forth above under "BACKGROUND OF AND REASONS FOR THE SOLICITATION," the Committee proposes:

                RESOLVED, that IDM PARTICIPATING GENERAL PARTNERS' CO. - II shall be and hereby is expelled and removed as the general partner of IDM Participating Income Company - II, effective immediately.

        PROPOSAL 2 - ELECTION AND ADMISSION OF NEWPIC GP CORPORATION AS GENERAL PARTNER. For the reasons set forth above under "BACKGROUND OF AND REASONS FOR THE SOLICITATION," the Committee proposes:

                RESOLVED, that NewPic GP Corporation shall be and hereby is elected and admitted as general partner of IDM Participating Income Company - II, effective immediately, to replace IDM Participating General Partners' Co. - II as general partner.

For information about the Committee's Nominee for general partner, see "THE COMMITTEE'S NOMINEE."

        THE COMMITTEE RECOMMENDS THAT YOU VOTE TO EXPEL AND REMOVE THE CURRENT GENERAL PARTNER AND ELECT AND ADMIT THE COMMITTEE'S NOMINEE AS THE GENERAL PARTNER. THE COMMITTEE MEMBERS HAVE VOTED ALL OF THEIR UNITS FOR THE COMMITTEE'S PROPOSALS. UNITS REPRESENTED BY PROXIES GRANTED TO THE COMMITTEE MEMBERS WILL BE VOTED FOR THE COMMITTEE'S PROPOSALS, UNLESS THE LIMITED PARTNER SIGNING THAT CONSENT/PROXY SPECIFICALLY WITHHOLDS AUTHORITY TO VOTE IN THE MANNER DESCRIBED ON THE ENCLOSED FORM OF CONSENT/PROXY.

                          CONSENT AND PROXY PROCEDURES

        No matter how many units you own, we urge you to help to expel and remove the Current General Partner and to elect and admit the Committee's Nominee, by following these instructions for both the Consent Solicitation and the Proxy Solicitation.

CONSENT SOLICITATION

        Please complete, sign, date, and return the enclosed form of consent/proxy in the enclosed envelope (no postage necessary) to the Committee as soon as possible.

        You may consent to, withhold consent from, or abstain from voting on the Committee's proposal to expel and remove the Current General Partner, by marking the appropriate box on the enclosed form of consent/proxy. If no marking at all is made or a marking is made for only one of the proposals for which the Committee is seeking your consent, then you will be deemed to have CONSENTED TO each proposal for which a contrary indication has not been marked. THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO THE REMOVAL OF THE CURRENT GENERAL PARTNER.

        You may consent to the admission of Committee's Nominee as general partner, withhold consent to the Committee's Nominee, or abstain from voting thereon, by marking the appropriate box on the enclosed form of consent/proxy. If no marking at all is made or a marking is made with respect to only one of the proposals for which the Committee is seeking your consent, you will be deemed to have CONSENTED TO each proposal for which a contrary indication has not been marked. THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO THE ELECTION AND ADMISSION OF COMMITTEE'S NOMINEE AS GENERAL PARTNER OF THE PARTNERSHIP.

PROXY SOLICITATION

        PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED FORM OF CONSENT/PROXY IN THE ENCLOSED ENVELOPE (NO POSTAGE NECESSARY) TO THE COMMITTEE AS SOON AS POSSIBLE. You may vote for, against, or refrain from voting on the Committee's proposal to expel and remove the Current General Partner, by marking the appropriate box on the enclosed form of consent/proxy. If no marking at all is made or a marking is made for only one of the proposals for which the Committee is seeking your vote, then you will be deemed to have voted FOR each proposal for which a contrary indication has not been marked. THE COMMITTEE RECOMMENDS THAT YOU VOTE FOR THE EXPULSION AND REMOVAL OF THE CURRENT GENERAL PARTNER.

        You may vote for, against, or refrain from voting on the Committee's proposal to elect and admit the Committee's Nominee as general partner, withhold approval for election and admission of the Committee's Nominee, or abstain from voting thereon, by marking the appropriate box on the enclosed form of consent/proxy. If no marking at all is made or a marking is made with respect to only one of the proposals for which the Committee is seeking your consent, you will be deemed to have voted FOR each proposal for which a contrary indication has not been marked. THE COMMITTEE RECOMMENDS THAT YOU ELECT AND ADMIT THE COMMITTEE'S NOMINEE AS GENERAL PARTNER OF THE PARTNERSHIP.

        Neither the Committee nor NewPic is aware of any matters than might be presented at a Special Meeting, other than the matters set forth herein. Should any other matters properly requiring a vote of limited partners arise, the consent/proxy in the accompanying form will confer upon the person(s) entitled to vote discretionary authority to vote the Units in accordance with his best judgment in the interest of the Partnership and its limited partners.

RECORD DATES

        CONSENT SOLICITATION. No record date has been fixed in advance for the Consent Solicitation. Where no record date is fixed for a meeting or vote, California Corporations Code ss. 15637(k)(2) provides that the record date for determining partners entitled to give consent to partnership action in writing without a meeting shall be the day on which the first written consent is given. To set a record date for the Consent Solicitation, on __________, 2000, ___________, a member of the Committee holding __________ limited partnership units, delivered an executed consent to the Committee. Accordingly, limited partners of record as of the close of business on [June] __, 2000 (the "Consent Record Date") are entitled, and urged by the Committee, to express their consent to the proposed actions by marking, dating, and signing the enclosed form of consent/proxy and returning it to the Committee, AS SOON AS POSSIBLE.

        PROXY SOLICITATION. The Committee also is soliciting your proxy for use at the Special Meeting if one is called to discuss or vote upon the Committee's Proposals. If the Current General Partner or the requisite number of limited partners calls a Special Meeting, they have a right to fix, in advance, a record date (the "Proxy Record Date") for determining the limited partners entitled to receive notice of, and to vote at, that Special Meeting. In the event they do not fix a record date in advance, then under California Corporations Code
Section 15637(k)(2) the record date for determining partners entitled to notice of or to vote at a meeting of partners shall be at the close of business on the business day next preceding the day on which notice is given. No Special Meeting has been called as of this date. In th event the Special Meeting is called limited partners will receive a notice from the person(s) calling the meeting with the date, place and time of the Special Meeting and a record date if one has been fixed in advance. You can grant to the Committee your consent/proxy for use at the Special Meeting by marking, signing, and dating the enclosed form of consent/proxy and returning it to the Committee. If you are a limited partner of record on the Proxy Record Date and have not subsequently revoked your proxy, then your Units will be voted as directed by you on the form of consent/proxy (or, if no direction is indicated thereon, for the Committee's proposals).

        CHANGE IN LIMITED PARTNER STATUS. You will be able to express your consent to the Committee's proposals, if you are a limited partner of record on the Consent Record Date but not on the Proxy Record Date, even if you sell your Units and cease to be a limited partner after the Consent Record Date. Similarly, if you are a limited partner of record on the Proxy Record Date, but were not on the Consent Record Date, you will have voting rights for a Special Meeting, even if you sell your Units and cease to be a limited partner after the Proxy Record Date. Even if you are not sure as to your eligibility to execute a consent and/or to vote at the Special Meeting, we urge you to complete and return the enclosed form of consent/proxy so that your Units will be voted if eligible.

VOTES REQUIRED

        MAJORITY VOTE. Under Section 12.2 of the Partnership Agreement, a "Majority Vote" of the limited partners (not assignees of Units) is required to expel or remove a General Partner or to admit a new General Partner after such expulsion or removal. The term "Majority Vote" as used therein and herein means the vote of limited partners who own more than fifty percent (50%) of the total outstanding Units. The Partnership's Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K") discloses that as of December 31, 1999

200,000 Units are outstanding (held by 1,645 holders of record). Each Unit outstanding on the Consent Record Date is entitled to one vote on the Committee's proposals set forth in this Consent and Proxy Statement in respect of the Consent Solicitation. Approval of the Committee's consent proposals therefore will require the delivery of written consents in favor thereof by holders of more than 100,000 Units. Abstentions will have the effect of withholding consent from those proposals.

        CONSENT SOLICITATION. Unless delayed by the calling of a meeting of partners to discuss or vote upon the Committee's Proposals, Section 15637(i) of the California Corporations Code provides that actions approved by written consent will be effective 15 days after duly executed consents in favor thereof are received from the holders representing a Majority Vote on the Consent Record Date. See "CONSENT SOLICITATION--Consent Required" below.

        Under Section 15637(i) of the California Corporations Code, the Current General Partner (or limited partners holding more than 10 percent of the Units) may request the Special Meeting to discuss or vote upon the Committee's proposals after the date of this Consent and Proxy Statement and before any consent action becomes effective. In the event such meeting is requested, no action upon the consents will be taken until the meeting is held. The Committee intends to use the proxies solicited hereby to vote at such meeting. For voting requirements at the Special Meeting see "Votes Required-Proxy solicitation", below.

        PROXY SOLICITATION. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding Units entitled to vote will constitute a quorum at a meeting of partners. Abstentions and broker non-votes (i.e., Units held by a broker or nominee represented at the Special Meeting, but for which that broker or nominee is not empowered to vote on a particular proposal) are counted as present to determine if a quorum is present. According to information provided in the Partnership's Form 10-K, there were 200,000 Units outstanding on December 31, 1999 unless there is a change in the number of Units after December 31, 1999, it is anticipated that 200,000 Units will be outstanding on the Proxy Record Date.

        Subject to the existence of a quorum, a Majority Vote, in person or by proxy, at the Special Meeting will be required to approve (i) the removal of the Current General Partner and (ii) the admission of the Committee's Nominee as the Partnership's general partner. Each Unit outstanding on the Proxy Record Date is entitled to one vote on the Committee's proposals set forth in this Consent and Proxy Statement in respect of the Proxy Solicitation. Abstentions will have the effect of votes in opposition to those proposals. Broker non-votes will be treated as unvoted for determining approval of those proposals; they will not be counted as votes for or against those proposals, but will have the effect of votes in opposition to them.

        For further information about the Committee's proposals at the Special Meeting, if one is called, see "PROXY SOLICITATION" below.

REVOCATION

        CONSENT SOLICITATION. A consent executed and delivered by a limited partner may subsequently be revoked by written notice thereof delivered to (i) the Partnership, at 7700 Irvine Center Drive, Suite 408, Irvine, CA 92618, or any other address provided by the Partnership, or (ii) the Committee, at P.O. Box 32272. Long Beach, CA 90831. To be effective, that notice of revocation must be delivered before the time that consents to the Committee's proposals executed by the holders representing a Majority Vote have been received by the Committee. The Committee requests that, if a consent revocation is delivered to the Partnership, a copy of that revocation also be delivered to the Committee. A later dated form of proxy will not revoke an earlier dated form of consent.

        PROXY SOLICITATION. The proxy contained in the enclosed form of proxy of the Committee may be revoked at any time before it is exercised by voting in person at the Special Meeting, by filing with the Partnership a written notice of revocation before the voting of such proxy, or by submitting a later-dated proxy at any time before the vote is taken at the Special Meeting. You may also revoke any proxy you have previously given to the Current General Partner by signing and dating the enclosed form of proxy and returning it as indicated herein. The Committee requests that, if a revocation of the enclosed form of proxy is delivered to the Partnership, a copy of that revocation also be delivered to the Committee. A later dated form of consent will not revoke an earlier dated form of proxy. Unless revoked earlier, the proxy shall terminate automatically one year from its date.

SOLICITATION; EXPENSES

        The accompanying consent and proxy in the forms enclosed herewith are being solicited by and for the Committee. The solicitation of consents and proxies will be made principally by mail, and also may be made by the members of the Committee personally or by telephone, without compensation. No specially engaged employees or persons will be employed to solicit consents or proxies.

        Brokers, nominees, and fiduciaries will be reimbursed by the Committee for their out-of-pocket and clerical expenses in transmitting proxies and related materials to beneficial owners. The entire cost of soliciting consents and proxies in connection herewith, including fees for attorneys, copying and mailing, estimated by the Committee to be approximately $ 15,700 (excluding the costs of potential litigation), will be borne by the Committee and NewPic in amounts determined by them.

                                 RELATED MATTERS

EXPECTATIONS AFTER REMOVAL AND REPLACEMENT

        FINANCIAL INFORMATION TO LIMITED PARTNERS. Section 11.5 of the Partnership Agreement provides: "Within 90 days after the Limited Partners have voted to remove a General Partner, the General Partner shall have prepared, at Partnership expense, a financial statement (balance sheet, statement of income or loss, Partners' equity and changes in financial position) prepared in accordance with generally accepted accounting principles and accompanied by a report thereon containing an opinion of an independent certified accounting firm of recognized standing and shall cause such statement to be mailed to the Limited Partners as soon as possible after receipt thereof." Given those requirements in Section 11.5, the Committee anticipates that financial information will be supplied to limited partners when and as prescribed in
Section 11.5.

        EXPULSION AND REMOVAL OF CURRENT GENERAL PARTNER. If the limited partners approve the Committee's proposals, by consent or by proxy, and the Current General Partner is expelled and removed thereby, then Section 13.2 of the Partnership Agreement requires written notice of the removal or expulsion of the general partner to be served upon it by certified or registered mail, return receipt requested, or by personal service. That notice must set forth the effective date of the removal or expulsion. If the Current General Partner is expelled and removed, it would not retain and rights, powers, or authority accruing to the general partner of the Partnership.

        PAYMENTS TO THE CURRENT GENERAL PARTNER. Section 13.3 of the Partnership Agreement requires as a condition to the effectiveness of its removal, the Partnership must make certain payments for the Current General Partner's interest in the Partnership in the manner and for an amount determined as provided therein. The removed general partner or its affiliates are entitled to receive in cash, reimbursement of expenses, and repayment of any loans the removed general partner or its affiliates made to the Partnership, which are then due and payable. The Partnership is also required to pay the removed general partner cash for the fair market value of that general partner's interest in Distributions, Net Income, or Net Losses, Tax Credits, and Other Items of the Partnership (as those terms are defined in the Partnership Agreement), as of the date of the expulsion or removal. Instead of making that cash payment, the Partnership may at its option give the removed general partner its promissory note, with interest at 1% above the then current prime rate set by the Federal Reserve Bank of San Francisco (not exceeding the maximum legal rate). That note will be due and payable on a date five years from the effective date of the removal, and it shall call for monthly payments required to amortize the note over its term. If the Partnership and removed general partner cannot agree on the fair market value of the removed general partner's interests, then, at the request of the then General Partner, the matter shall be arbitrated under the then current rules of the American Arbitration Association, with the Partnership and the removed General Partners each bearing half the expenses thereof.

        Based on Section 13.3 terms of payment, the Committee believes the amount of the Partnership's payment to the Current General Partner, upon its expulsion and removal, should be about $17,000. No formal analysis by accountants or other financial advisors has been prepared to estimate this payment. No assurance can be given with respect to the amount of payment that may be required. If no agreement is reached regarding the payment amount, the Partnership and the Current General Partner may be required to litigate or arbitrate such dispute.

        ADMISSION OF COMMITTEE'S NOMINEE. If the Committee receives the required consents, it promptly will complete the necessary requirements for NewPic to become the general partner, as provided in the Partnership Agreement and applicable California law. NewPic will agree to be bound by the provisions of the Partnership Agreement. An amendment to the Certificate of Limited Partnership will be filed with the California Secretary of State, to reflect the admission of NewPic as general partner of the Partnership and the removal of the Current General Partners.

NO APPRAISAL RIGHTS

        There are no appraisal or other similar rights available to limited partners under the Limited Partnership Agreement or applicable California law in connection with the solicitations of consent and proxies for the Committee's proposals set forth herein.


                             ADDITIONAL INSTRUCTIONS

        YOUR VOTE IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR EACH OF THE COMMITTEE'S PROPOSALS BY MARKING, SIGNING, AND DATING THE ENCLOSED FORM OF CONSENT/PROXY AND RETURNING IT IN THE DESIGNATED ENCLOSED ENVELOPE (NO POSTAGE NECESSARY) AS SOON AS POSSIBLE.

        If any of your Units are held in the name of a brokerage firm, bank, bank nominee, or other institution, then only it may vote those Units and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account as soon as possible and instruct that person to indicate a vote FOR each of the Committee's proposals and promptly to mark, sign, date, and return the enclosed form of consent/proxy to the Committee.

        Deliveries of the consent/proxy properly completed and duly executed, should be made to the Committee at the address set forth below. Questions and requests for assistance about procedures for consenting or other matters relating to this solicitation may be directed to the Committee at the address and telephone number listed below. Additional copies of this Consent and Proxy Statement and forms of consent/proxy may be obtained from the Committee as set forth below.

        No person is authorized to give any information or to make any representation not contained in this Consent and Proxy Statement regarding the solicitation of consent and proxies made hereby, and, if given or made, any such information or representation should not be relied upon as having been authorized by the Committee or NewPic or any other person. The delivery of this Consent and Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of NewPic or the Partnership since the date hereof.

        THE IDM PIC II INVESTORS COMMITTEE,
        RICHARD MEEHAN, WESLEY GROOM, JACK STELLATO
        & NEWPIC GP CORPORATION
        P.O. BOX 32272. LONG BEACH, CA 90831
        ATTN: RICHARD MEEHAN; TEL. (562) 590-1390

[June]  __, 2000.

                                   Appendix A
                   (Form of Consent/Proxy - Preliminary Copy)
                     IDM Participating Income Company - II,
                        a California Limited Partnership

                        CONSENT/PROXY OF LIMITED PARTNER

        THIS COMBINED CONSENT AND PROXY (THE "CONSENT/PROXY") IS SOLICITED BY THE IDM PIC II INVESTORS COMMITTEE, RICHARD MEEHAN, WESLEY GROOM, JACK STELLATO AND NEWPIC GP CORPORATION.

        Unless otherwise indicated below, the undersigned, a limited partner of record of IDM Participating Income Company - II, a California limited partnership (the "Partnership"), with respect to all limited partnership (the "Units") of the Partnership held by the undersigned, hereby consents pursuant to
Section 15367(i) of the California Corporations Code to the taking of each of the following actions without a meeting, without prior notice, and without a vote and hereby appoints the three members of the IDM Pic II Investors Committee, Richard Meehan, Wesley Groom, and Jack Stellato, and any of them, as proxies of the undersigned, with full power of substitution, to vote the Units, as specified herein, at a Special Meeting of limited partners which may be called to discuss or vote upon the removal or expulsion of the Current General Partner or the replacement thereof or other matters relating thereto and any adjournment(s) or postponement(s) of that Special Meeting.

        THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE FOLLOWING PROPOSALS. EACH PROPOSAL REQUIRES THE APPROVAL BY A MAJORITY VOTE. [THIS FORM OF CONSENT IS CONTINUED ON THE REVERSE SIDE.] PLEASE MARK, SIGN, AND DATE THIS FORM OF CONSENT/PROXY BEFORE RETURNING THIS FORM OF CONSENT/PROXY IN THE ENCLOSED ENVELOPE.

Proposal 1.  Expulsion and Removal of the Current General Partner.

        RESOLVED, that IDM PARTICIPATING GENERAL PARTNERS' CO. - II shall be and hereby is expelled and removed as the general partner of IDM Participating Income Company - II, effective immediately.

        [ ] CONSENTS TO          [ ] CONSENT AND            [ ] ABSTAIN
            AND VOTES FOR            VOTE WITHHELD

Proposal 2. Election and Admission of NewPic GP Corporation as General Partner.

        RESOLVED, that NewPic GP Corporation shall be and hereby is elected and admitted as general partner of IDM Participating Income Company - II, effectively immediately, to replace IDM Participating General Partners' Co. - II as general partner.

        [ ] CONSENTS TO          [ ] CONSENT AND            [ ] ABSTAIN
            AND VOTES FOR            VOTE WITHHELD

Instruction: To consent and vote or withhold your consent and vote or abstain to the expulsion and removal of the current General Partner and the election and admission of the above-named person as general partner, then check the appropriate boxes above. If you wish to consent to and vote for the expulsion and removal of the current General Partner and the election and admission of NewPic GP Corporation as General Partner of the Partnership, check the "Consents To and Votes For" boxes above. IF YOU DO NOT MARK A BOX ABOVE FOR ANY PROPOSAL, THEN YOU WILL BE DEEMED TO HAVE CONSENTED TO AND VOTED FOR THAT PROPOSAL.

        You may revoke this consent or proxy at any time. Unless revoked earlier, the proxy granted hereunder shall terminate automatically on one year from its date.

        If any matters other than as set forth above properly requiring a vote of limited partners at a meeting arise, this consent/proxy confers upon the person(s) entitled to vote discretionary authority to vote the Units in accordance with his best judgment in the interest of the Partnership and its limited partners.

        The invalidity, illegality, or unenforceability of any particular provision of this Consent/Proxy shall be construed in all respects as if such invalid, illegal, or unenforceable provision were omitted without affecting the validity, legality, or enforceability of the remaining provisions thereof. Please sign exactly as name appears on unit certificates or on label affixed hereto. When Units are registered in more than one name, all those persons should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, partner, etc., sign in official capacity, giving full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Dated:                         , 2000.
      -------------------------
    (Important: - please fill in)

-------------------------------------        -----------------------------------
            (Signature)                         (Signature, if held jointly)

-------------------------------------        -----------------------------------
           (Print Name)                         (Print Name, if held jointly)

-------------------------------------
 (Title or authority, if applicable)

-------------------------------------
        Telephone Number

FOR YOUR CONSENT/PROXY TO BE VALID, YOU MUST DATE IT. PLEASE SIGN, DATE, AND MAIL YOUR CONSENT/PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED. FAILURE TO EXECUTE A CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING A CONSENT. You may direct questions and requests for assistance about procedures for consenting or other matters relating to this consent/proxy solicitation to the Committee at the address and telephone number listed below. You may obtain additional copies of the Consent and Proxy Statement and this consent/proxy from the Committee, as set forth below.

        THE IDM PIC II INVESTORS COMMITTEE
        RICHARD MEEHAN, WESLEY GROOM, JACK STELLATO, & NEWPIC GP CORPORATION P.O. BOX 32272. LONG BEACH, CA 90831
        ATTN: RICHARD MEEHAN; TEL. (562) 590-1390